Legg Mason Partners Premium Money Market Trust

April 5, 2007
Legg Mason Investor Services, LLC
100 Light Street
Baltimore, Maryland 21202
Re:	Distribution Agreement
Ladies and Gentlemen:
      Reference is made to the Distribution Agreements
(each, as amended to date, an Agreement and, collectively, the Agreements), by and between each investment management company identified as an Old Fund on Exhibit A hereto (each, an Investment Company and, collectively, the Investment Companies), having registered its shares for each of its series, if any, identified as an Old Portfolio on Exhibit A hereto (each, a Portfolio and, collectively, the Portfolios), and Legg Mason Investor Services, LLC.
      In connection with a restructuring of the complex of which the Investment Companies and Portfolios are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Exhibit A hereto (each, a Closing
Date), many of the Investment Companies and Portfolios will be reorganized as set forth on Exhibit A hereto.
Additionally, as indicated on Exhibit A hereto, several the Investment Companies and Portfolios shall cease operations following fund combinations as of the close of business on April 27, 2007 (the Termination Date).
      On each applicable Closing Date, (i) each management company identified as a New Fund shall become the Investment Company party to the applicable Agreement and shall assume all of the rights and obligations under such Agreement of the corresponding Old Fund with respect to each applicable Old Portfolio (or, if such Old Fund has no Old Portfolios, with respect to the Old Fund itself),
(ii) each such New Portfolio shall be deemed a Fund within the meaning of the applicable Agreement and the shares for such New Portfolio shall be deemed Shares within the meaning of the Agreement, (iii) each Old Fund shall cease to be a party to the applicable Agreement and shall have no rights or obligations thereunder, and (iv) each corresponding Old Portfolio shall cease be deemed to be a Fund under the applicable Agreement and shares for such Old Portfolio shall cease to be Shares within the meaning of the Agreement.
      As of the Termination Date, (i) each Old Fund indicated on Exhibit A hereto as terminating operations, or as having all of its Old Portfolios terminating operations, shall cease to be deemed the Investment Company under the applicable Agreement and shall have no further rights or obligations under the Agreement by virtue of all of its Old
Portfolios (or, if such Old Fund has no Old Portfolios, the
Old Fund itself) having ceased operations in connection with a fund combination, and (ii) each Old Portfolio indicated on Exhibit A hereto as terminating operations shall cease to be deemed a Fund under the applicable
Agreement and shares for such Old Portfolio shall cease to be Shares within the meaning of the Agreement by virtue of the Old Portfolio having ceased operations in connection with a fund combination.
      Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of any of the Agreements.
      Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT INVESTMENT COMPANY
IDENTIFIED ON EXHIBIT A HERETO AS
AN OLD FUND
OR A NEW FUND

By:
Name:
Title:

Consented and Agreed to:

LEGG MASON INVESTOR SERVICES, LLC


By:
Name:
Title:



Exhibit A

INVESTMENT COMPANIES AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Old Fund
Old Portfolio
Restructur
ing, Fund
Combinatio
n or Other
Cessation
of
Operations
New Fund
New Portfolio
Closing
Date or
Termination
Date
(as
applicable)






Legg Mason Partners
Adjustable Rate
Income Fund (f/k/a SB
Adjustable Rate
Income Fund)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Adjustable Rate
Income Fund
4/13/07
Legg Mason Partners
Aggressive Growth
Fund, Inc. (f/k/a
Smith Barney
Aggressive Growth
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Aggressive Growth
Fund
4/13/07
Legg Mason Partners
Lifestyle Series,
Inc. (f/k/a Smith
Barney Allocation
Series Inc.)
Legg Mason Partners
Lifestyle Allocation
50% (f/k/a Balanced
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 50%
4/13/07

Legg Mason Partners
Lifestyle Allocation
30% (f/k/a
Conservative
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 30%
4/13/07

Legg Mason Partners
Lifestyle Allocation
70% (f/k/a Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 70%
4/13/07

Legg Mason Partners
Lifestyle Allocation
85% (f/k/a High
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 85%
4/13/07

Legg Mason Partners
Lifestyle Allocation
100%
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 100%
4/13/07

Legg Mason Partners
Lifestyle Income Fund
(f/k/a Income
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Income
Fund
4/13/07

Legg Mason Partners
Variable Lifestyle
Allocation 50% (f/k/a
Select Balanced
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 50%
4/27/07

Legg Mason Partners
Variable Lifestyle
Allocation 70% (f/k/a
Select Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 70%
4/27/07

Legg Mason Partners
Variable Lifestyle
Allocation 85% (f/k/a
Select High Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 85%
4/27/07
Legg Mason Partners
Appreciation Fund,
Inc. (f/k/a Smith
Barney Appreciation
Fund Inc.)

n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Appreciation Fund
4/13/07
Legg Mason Partners
California Municipals
Fund, Inc. (f/k/a
Smith Barney
California Municipals
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
California
Municipals Fund
4/13/07
Legg Mason Partners
Equity Funds (f/k/a
Smith Barney Equity
Funds)
Legg Mason Partners
Social Awareness Fund
(f/k/a Smith Barney
Social Awareness
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Social Awareness
Fund
4/13/07
Legg Mason Partners
Fundamental Value
Fund, Inc. (f/k/a
Smith Barney
Fundamental Value
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Fundamental Value
Fund
4/13/07
Legg Mason Partners
Funds, Inc. (f/k/a
Smith Barney Funds,
Inc.)
Legg Mason Partners
Short-Term Investment
Grade Bond Fund
(f/k/a Smith Barney
Short-Term Investment
Grade Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Short-Term
Investment Grade
Bond Fund
4/13/07
Legg Mason Partners
Income Funds (f/k/a
Smith Barney Income
Funds)
Legg Mason Partners
Convertible Fund
(f/k/a SB Convertible
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Convertible Fund
4/13/07

Legg Mason Partners
Diversified Strategic
Income Fund (f/k/a
Smith Barney
Diversified Strategic
Income Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Diversified
Strategic Income
Fund
4/13/07

Legg Mason Partners
High Income Fund
(f/k/a Smith Barney
High Income Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
High Income Fund
4/13/07

Legg Mason Partners
Municipal High Income
Fund (f/k/a Smith
Barney Municipal High
Income Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Municipal High
Income Fund
4/13/07

Legg Mason Partners
Capital and Income
Fund (f/k/a SB
Capital and Income
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital and Income
Fund
4/13/07

Legg Mason Partners
Core Bond Fund (f/k/a
Smith Barney Total
Return Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Core Bond Fund
4/13/07
Smith Barney
Institutional Cash
Management Fund Inc.
Cash Portfolio
Restructur
ing
Legg Mason Partners
Institutional Trust
Western Asset
Institutional Money
Market Fund
4/13/07

Government Portfolio
Restructur
ing
Legg Mason Partners
Institutional Trust
Western Asset
Institutional
Government Money
Market Fund
4/13/07

Municipal Portfolio
Restructur
ing
Legg Mason Partners
Institutional Trust
Western Asset
Institutional
Municipal Money
Market Fund
4/13/07
Legg Mason Partners
Investment Funds,
Inc. (f/k/a Smith
Barney Investment
Funds Inc.)
Legg Mason Partners
Investment Grade Bond
Fund (f/k/a Smith
Barney Investment
Grade Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Investment Grade
Bond Fund
4/13/07

Legg Mason Partners
Multiple Discipline
Funds All Cap Growth
and Value (f/k/a
Smith Barney Multiple
Discipline Funds All
Cap Growth and Value
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
All Cap Fund

4/13/07

Legg Mason Partners
Government Securities
Fund (f/k/a Smith
Barney Government
Securities Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Government
Securities Fund
4/13/07

Legg Mason Partners
Small Cap Value Fund
(f/k/a Smith Barney
Small Cap Value Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Value
Fund

4/13/07
Legg Mason Partners
Investment Series
(f/k/a Smith Barney
Investment Series)
Legg Mason Partners
Dividend Strategy
Fund (f/k/a Smith
Barney Dividend
Strategy Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Dividend Strategy
Fund
4/13/07

Legg Mason Partners
Variable Premier
Selections All Cap
Growth Portfolio
(f/k/a Smith Barney
Premier Selections
All Cap Growth
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Investment
Series Legg Mason
Partners Variable
Growth and Income
Portfolio (f/k/a
Smith Barney Growth
and Income Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Appreciati
on
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Government
Portfolio (f/k/a SB
Government Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Government
Portfolio
4/27/07

Legg Mason Partners
Variable Dividend
Strategy Portfolio
(f/k/a Smith Barney
Dividend Strategy
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Dividend
Strategy Portfolio
4/27/07
Legg Mason Partners
Investment Trust
(f/k/a Smith Barney
Investment Trust)
Legg Mason Partners
Intermediate Maturity
California Municipals
Fund (f/k/a Smith
Barney Intermediate
Maturity California
Municipals Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate
Maturity California
Municipals Fund
4/13/07

Legg Mason Partners
Intermediate Maturity
New York Municipals
Fund (f/k/a Smith
Barney Intermediate
Maturity New York
Municipals Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate
Maturity New York
Municipals Fund
4/13/07

Legg Mason Partners
Large Cap Growth Fund
(f/k/a Smith Barney
Large Capitalization
Growth Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Large Cap Growth
Fund
4/13/07

Legg Mason Partners
S&P 500 Index Fund
(f/k/a Smith Barney
S&P 500 Index Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
S&P 500 Index Fund
4/13/07

Legg Mason Partners
Mid Cap Core Fund
(f/k/a Smith Barney
Mid Cap Core Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Mid Cap Core Fund
4/13/07

Legg Mason Partners
Classic Values Fund
(f/k/a Smith Barney
Classic Values Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Classic Values Fund
4/13/07
Legg Mason Partners
Core Plus Bond Fund,
Inc. (f/k/a Smith
Barney Core Plus Bond
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Core Plus Bond Fund
4/13/07
Legg Mason Partners
Managed Municipals
Fund, Inc. (f/k/a
Smith Barney Managed
Municipals Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Managed Municipals
Fund
4/13/07
Legg Mason Partners
Massachusetts
Municipals Fund
(f/k/a Smith Barney
Massachusetts
Municipals Fund)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Massachusetts
Municipals Fund
4/13/07
Smith Barney Money
Funds, Inc.
Cash Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset Money
Market Fund
4/13/07

Government Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
Government Money
Market Fund
4/13/07
Legg Mason Partners
Variable Portfolios
IV (f/k/a Smith
Barney Multiple
Discipline Trust)
Legg Mason Partners
Variable Multiple
Discipline Portfolio
All Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
Portfolio All Cap
Growth and Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Large Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
Portfolio Large Cap
Growth and Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Global All Cap Growth
and Value (f/k/a
Multiple Discipline
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
Portfolio Global
All Cap Growth and
Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Balanced All Cap
Growth and Value
(f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Capital
and Income
Portfolio
4/27/07
Smith Barney
Municipal Money
Market Fund, Inc.
n/a
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
Municipal Money
Market Fund
4/13/07
Legg Mason Partners
Municipal Funds
(f/k/a Smith Barney
Muni Funds)
California Money
Market Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
California
Municipal Money
Market Fund
4/13/07

Legg Mason Partners
Intermediate-Term
Municipals
Fund (f/k/a Limited
Term Portfolio)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate-Term
Municipals Fund
4/13/07

Massachusetts Money
Market Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
Massachusetts
Municipal Money
Market Fund
4/13/07

New York Money Market
Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset New
York Municipal
Money Market Fund
4/13/07

Legg Mason Partners
New York Municipals
Fund (f/k/a New York
Portfolio)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
New York Municipals
Fund
4/13/07

Legg Mason Partners
Pennsylvania
Municipals Fund
(f/k/a Pennsylvania
Portfolio)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Pennsylvania
Municipals Fund
4/13/07
Legg Mason Partners
New Jersey Municipals
Fund, Inc. (f/k/a
Smith Barney New
Jersey Municipals
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
New Jersey
Municipals Fund
4/13/07
Legg Mason Partners
Oregon Municipals
Fund (f/k/a Smith
Barney Oregon
Municipals Fund)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Oregon Municipals
Fund
4/13/07
Legg Mason Partners
Sector Series, Inc.
(f/k/a Smith Barney
Sector Series Inc.)
Legg Mason Partners
Financial Services
Fund (f/k/a Smith
Barney Financial
Services Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Financial Services
Fund
4/13/07
Legg Mason Partners
Small Cap Core Fund,
Inc. (f/k/a Smith
Barney Small Cap Core
Fund, Inc.)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Core Fund
4/13/07
Legg Mason Partners
World Funds, Inc.
(f/k/a Smith Barney
World Funds)
Legg Mason Partners
Inflation Management
Fund (f/k/a Smith
Barney Inflation
Management Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Inflation
Management Fund
4/13/07

Legg Mason Partners
International All Cap
Opportunity Fund
(f/k/a International
All Cap Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
International All
Cap Opportunity
Fund
4/13/07
Legg Mason Partners
Variable Portfolios
II (f/k/a Greenwich
Street Series Fund)
Legg Mason Partners
Variable Appreciation
Portfolio (f/k/a
Appreciation
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable
Appreciation
Portfolio
4/27/07

Legg Mason Partners
Variable Capital and
Income Portfolio
(f/k/a Capital and
Income Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Multiple
Discipline
Portfolio
Balanced
All Cap
Growth and
Value)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Diversified
Strategic Income
Portfolio (f/k/a
Diversified Strategic
Income Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable
Diversified
Strategic Income
Portfolio
4/27/07

Legg Mason Partners
Variable Aggressive
Growth Portfolio
(f/k/a Salomon
Brothers Variable
Aggressive Growth
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Equity Index
Portfolio (f/k/a
Equity Index
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Equity
Index Portfolio
4/27/07

Legg Mason Partners
Variable Growth and
Income Portfolio
(f/k/a Salomon
Brothers Variable
Growth & Income Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Appreciati
on
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Fundamental
Value Portfolio
(f/k/a Fundamental
Value Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable
Fundamental Value
Portfolio
4/27/07
Legg Mason Partners
Variable Portfolios
III, Inc. (f/k/a
Travelers Series Fund
Inc. )

Legg Mason Partners
Variable Aggressive
Growth Portfolio
(f/k/a Smith Barney
Aggressive Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Aggressive
Growth Portfolio
4/27/07

Legg Mason Partners
Variable High Income
Portfolio (f/k/a
Smith Barney High
Income Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable High
Income Portfolio
4/27/07

Legg Mason Partners
Variable
International All Cap
Growth Portfolio
(f/k/a Smith Barney
International All Cap
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable
International All
Cap Opportunity
Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap
Growth Portfolio
(f/k/a Smith Barney
Large Capitalization
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Large Cap
Growth Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap
Value Portfolio
(f/k/a Smith Barney
Large Cap Value
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Investors
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Mid Cap Core
Portfolio (f/k/a
Smith Barney Mid Cap
Core Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Mid Cap
Core Portfolio
4/27/07

Legg Mason Partners
Variable Money Market
Portfolio (f/k/a
Smith Barney Money
Market Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Money
Market Portfolio
4/27/07

Legg Mason Partners
Variable Social
Awareness Stock
Portfolio (f/k/a
Social Awareness
Stock Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Social
Awareness Portfolio
4/27/07

Legg Mason Partners
Variable Adjustable
Rate Income Portfolio
(f/k/a SB Adjustable
Rate Income
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Adjustable
Rate Income
Portfolio
4/27/07
Legg Mason Partners
Equity Fund, Inc.
(f/k/a The Salomon
Brothers Fund Inc)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Equity Fund
4/13/07
Legg Mason Partners
Investors Value Fund,
Inc. (f/k/a Salomon
Brothers Investors
Value Fund Inc)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Investors Value
Fund
4/13/07
Legg Mason Partners
Capital Fund, Inc.
(f/k/a Salomon
Brothers Capital Fund
Inc)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital Fund
4/13/07
Legg Mason Partners
Series Funds, Inc.
(f/k/a Salomon
Brothers Series Funds
Inc.)
Legg Mason Partners
Small Cap Growth Fund
I (f/k/a Salomon
Brothers Small Cap
Growth Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Growth
Fund
4/13/07

Legg Mason Partners
Global High Yield
Bond Fund (f/k/a
Salomon Brothers High
Yield Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Global High Yield
Bond Fund
4/13/07

Legg Mason Partners
Short/Intermediate
U.S. Government Fund
(f/k/a Salomon
Brothers
Short/Intermediate US
Government Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Short/Intermediate
U.S. Government
Fund
4/13/07
Western Asset Funds
II, Inc. (f/k/a
Salomon Brothers
Institutional Series
Funds Inc.)

Western Asset Global
High Yield Bond
Portfolio (f/k/a
Salomon Brothers
Institutional High
Yield Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Western Asset
Global High Yield
Bond Portfolio
4/13/07

Western Asset
Emerging Market Debt
Portfolio (f/k/a
Salomon Brothers
Institutional
Emerging Markets Debt
Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Western Asset
Emerging Markets
Debt Portfolio
4/13/07
Legg Mason Partners
Variable Portfolios
I, Inc. (f/k/a
Salomon Brothers
Variable Series Funds
Inc.)

Legg Mason Partners
Variable All Cap
Portfolio (f/k/a
Salomon Brothers
Variable All Cap
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Fundamenta
l Value
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Global High
Yield Bond Portfolio
(f/k/a Salomon
Brothers Variable
High Yield Bond Fund)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Global
High Yield Bond
Portfolio
4/27/07

Legg Mason Partners
Variable Investors
Portfolio (f/k/a
Salomon Brothers
Variable Investors
Fund)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Investors
Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap
Growth Portfolio
(f/k/a Salomon
Brothers Variable
Large Cap Growth
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Large Cap
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Small Cap
Growth Portfolio
(f/k/a Salomon
Brothers Variable
Small Cap Growth
Fund)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Small Cap
Growth Portfolio
4/27/07

Legg Mason Partners
Variable Strategic
Bond Portfolio (f/k/a
Salomon Brothers
Variable Strategic
Bond Fund)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Strategic
Bond Portfolio
4/27/07

Legg Mason Partners
Variable Total Return
Portfolio (f/k/a
Salomon Brothers
Variable Total Return
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Multiple
Discipline
Portfolio
Balanced
All Cap
Growth and
Value)
n/a
n/a
4/27/07
CitiFunds Trust I
Legg Mason Partners
Emerging Markets
Equity Fund (f/k/a
Smith Barney Emerging
Markets Equity Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Emerging Markets
Equity Fund
4/13/07
Legg Mason Partners
Trust II (f/k/a Smith
Barney Trust II)

Legg Mason Partners
Capital Preservation
Fund (f/k/a Smith
Barney Capital
Preservation Fund)
Not
Restructur
ing
n/a
n/a
n/a

Legg Mason Partners
Capital Preservation
Fund II (f/k/a Smith
Barney Capital
Preservation Fund II)
Not
Restructur
ing
n/a
n/a
n/a

Legg Mason Partners
Diversified Large Cap
Growth Fund (f/k/a
Smith Barney
Diversified Large Cap
Growth Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Diversified Large
Cap Growth Fund
4/13/07

Legg Mason Partners
Global Equity Fund
(f/k/a Smith Barney
International Large
Cap Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Global Equity Fund
4/13/07

Legg Mason Partners
Short Duration
Municipal Income Fund
(f/k/a Smith Barney
Short Duration
Municipal Income
Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Short Duration
Municipal Income
Fund
4/13/07
CitiFunds Trust III
Citi Cash Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi Cash Reserves
4/13/07

Citi U.S. Treasury
Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi U.S. Treasury
Reserves
4/13/07

Citi California Tax
Free Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi California Tax
Free Reserves
4/13/07

Citi Connecticut Tax
Free Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi Connecticut
Tax Free Reserves
4/13/07

Citi New York Tax
Free Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi New York Tax
Free Reserves
4/13/07

Citi Tax Free
Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi Tax Free
Reserves
4/13/07
CitiFunds
Institutional Trust

Citi Institutional
Liquid Reserves
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
Liquid Reserves
4/13/07

Citi Institutional
Cash Reserves
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
Cash Reserves
4/13/07

Citi Institutional
U.S. Treasury
Reserves
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
U.S. Treasury
Reserves
4/13/07

Citi Institutional
Tax Free Reserves
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
Tax Free Reserves
4/13/07

Citi Institutional
Enhanced Income Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
Enhanced Income
Fund
4/13/07

SMASh Series M Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
SMASh Series M Fund
4/13/07

SMASh Series C Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
SMASh Series C Fund
4/13/07

SMASh Series EC Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
SMASh Series EC
Fund
4/13/07

SMASh Series MEC Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
SMASh Series MEC
Fund
4/13/07
CitiFunds Premium
Trust

Citi Premium Liquid
Reserves
Restructur
ing
Legg Mason Partners
Premium Money Market
Trust
Citi Premium Liquid
Reserves
4/13/07

Citi Premium U.S.
Treasury Reserves
Restructur
ing
Legg Mason Partners
Premium Money Market
Trust
Citi Premium U.S.
Treasury Reserves
4/13/07
Legg Mason Partners
Variable Portfolios V
(f/k/a Variable
Annuity Portfolios)

Legg Mason Partners
Variable Small Cap
Growth Opportunities
Portfolio (f/k/a
Smith Barney Small
Cap Growth
Opportunities
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Small Cap
Growth
Portfolio)
n/a
n/a
4/27/07

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DCiManage/9331966.2

DCiManage/9331966.2